Consulting Agreement dated February 26, 2001 by and among Gainsco Service Corp., Robert W. Stallings, and, for the limited purpose stated therein, Gainsco, Inc. (incorporated by reference to Exhibit 99.15 to Gainsco's Form 8-K filed on March 2, 2001).